EXHIBIT 99.1




                                 $[100,000,000]

                      Life Financial Services Trust 1997-1


                     Life Savings Bank, Federal Savings Bank
                               Seller and Servicer


       $[38,500,000] (approximate) Class A-1 (Floating-Rate Certificates)

         $[61,500,000] (approximate) Class A-2 (Fixed-Rate Certificates)





The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by Life Savings Bank, Federal Savings Bank ("Life Savings"). PSI makes no representations as to the accuracy of such information provided to it by Life Savings. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1


Title of Securities:     Life Financial Services Trust 1997-1A (the "Class A-1
                         Floating Rate Certificates") and Life Financial
                         Services Trust 1997-1B (the "Class A-2 Fixed Rate
                         Certificates"), together the "Class A Certificates"

Seller and Servicer:     Life Savings Bank, Federal Savings Bank

Trustee and Back-up
Servicer:                Norwest Bank Minnesota, N.A.

Depositor:               Prudential Securities Secured Financing Corporation

Settlement Date:         March [26], 1997

Principal Paydown:       All Trust 1A principal is passed through to the Class
                         A-1 Floating-Rate Certificates All Trust 1B principal is passed through to the Class A-2 Fixed-Rate
                         Certificates

Pricing Date:            TBD

Cut-Off Date:            The close of business on February 28, 1997, or with
                         respect to Mortgage Loans originated after February 28, 1997, the applicable date of origination.

Statistical
Calculation Date:        February 28, 1997

Distribution  Date:      The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on April 15, 1997.

Record Date:             The last business day of the month preceding the month
                         in which the related Distribution Date occurs.

Pre-funding              Accounts: The Pre-funding Amounts for Trust 1A and
                         Trust 1B will be used to acquire subsequent Mortgage
                         Loans for the related Trust during the Pre-Funding
                         Period which ends May 15, 1997. Any amount remaining in the Pre-Funding Accounts at the end of Pre-Funding
                         Period will be used to prepay the Certificates of the respective trust.

Credit Enhancement:      A Combination of:
                         - On-going excess spread
                         - Cash reserve account
                         - Cross-collateralization
                         - Wrap from MBIA guaranteeing timely interest and
                           ultimate principal.

Certificate Ratings:     The Class A Certificates will be rated AAA/Aaa by
                         Standard & Poor's ("S&P") and Moody's Investors Service
                         ("Moody's").

Certificate              Insurance: Timely payments of interest and ultimate
                         payment of principal on the Class A Certificates will be guaranteed by MBIA subject to the limitations described in the policies.

Certificate Insurer:     MBIA Insurance Corporation ("MBIA").

Clean-up Call: The Servicer may repurchase the collateral and, as a result, cause the Class A Certificates to be called at par plus accrued interest after the remaining aggregate balance of the loans in the Trusts is less than [5]% of the Cut-Off Date Pool Principal Balance. If the Servicer does not exercise its option to repurchase, the Certificate Insurer has the option to do so.

                         If neither the Servicer nor the Certificate Insurer exercise their option to call the Certificates, the coupon on the Class A-1 Certificates will step up to 2x the Margin (subject to the Weighted Average Rate Cap) and the coupon on the Class A-2 Certificates will step up by 50 bps.

ERISA Considerations: The Class A-1 Certificates will NOT be ERISA eligible during the Prefunding Period. At the end of the Prefunding Period, the Class A-1 Certificates may be ERISA eligible. Investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's Acquisition and ownership of such certificates.

                         The Class A-2 Certificates are NOT ERISA eligible.

SMMEA Considerations: The Class A Certificates are NOT SMMEA eligible.

Tax Status:              Class A-1 Floating-Rate Certificates:  REMIC
                         Class A-2 Fixed-Rate Certificates:     Grantor Trust

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information: Call PSI's ABS trading desk at (212) 778-2741, Peter Austin (212) 778-1282, Mary Alice Kohs
                         (212) 778-1492, John Mawe (212) 778-1166 or Benito Leon
                         (212) 778-2458 with any questions.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1


                 Class A-1 Floating-Rate Certificates (Trust 1A)
                                -----------------------------------------------

Approximate Face Amount:          $[38,500,000]

Trust 1A Collateral Pool: Adjustable-rate, closed end, monthly pay, generally fully amortizing home equity loans (the "ARMs") secured, in either case, by first lien mortgages or deeds of trust on residential one-to four- family properties.

Statistical Calculation Date
Trust 1A Collateral Balance:      [$32,047,551.27]

Expected Trust 1A Collateral
Delivery on Settlement Date:      Approximately $[34,000,000]

Approx. Trust 1A Prefunded Amt:   $[4,500,000]

Coupon: The least of 1) 1 Month LIBOR + [TBD] bps (2 times margin after eligble for call) 2) Weighted Average Rate Cap (described below)

Weighted Average Rate Cap: A rate equal to the weighted average net coupon rate (i.e. the weighted average coupon rate less the sum of (i) 0.85% for Trustee and back-up servicer fees, certificate insurer premium and surety carve out; and (ii) the Trust 1A Servicing Fee (defined below)) for the Trust 1A collateral for such Disbribution Date.

Trust 1A Servicing Fee:           From the closing date until the Distribution
                                  Date in March 1998, 0.65% per annum.
                                  Thereafter, the Servicing Fee for Trust 1A will be 1.00% per annum.

Price:                            TBD

Yield:                            TBD

Avg. Life to 5% Call Date:        [3.34] years

Avg. Life to Maturity:            [3.42] years

Exp. 1st Prin. Payment:           [04/15/97]

Exp. Maturity to 5% Call Date:    [05/15/09]
 (at pricing speed)

Expected Maturity:                [TBD]
 (at pricing speed)

Stated Maturity:                  [TBD]

Expected Rating:                  AAA/Aaa

Settlement Date:                  March [26], 1997

Dated Date:                       March [26], 1997

Pricing Prepayment Assumption:    [25]% CPR
                                  **Actual prepayments may vary**

Coupon Day Count:                 Actual/360

Interest Carryover:               If on any Distribution Date, the Pass-Through
                                  Rate for the Class A-1 Certificates is based upon the Weighted Average Rate Cap, the amount of any interest shortfall will be paid (with accured interest) to the Class A-1
                                  Certificateholders on future Distribution
                                  Dates, subject to the availability of excess spread in amounts greater than needed to fund the Reserve Accounts. Upon exercise of the optional clean-up call, the A-1 Certificate holders must be made whole on any unpaid interest shortfall amounts.

                                  The ratings of the Class A-1 Certificates do not address the likelihood of payment of any Interest Carryover and the Certificate Insurance Policy does not guarantee payment of such amount.


Interest Accrual Period: The initial interest accural period on the Class A-1 Certificates will be from the Settlement Date until April 14th. In future periods, interest on the Class A-1 Certificates will accrue during the period commencing on the 15th day of the preceding month until the 14th day of the current month.

Payment Delay:                    0 days

Payment Terms:                    Monthly





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

                  Class A-2 Fixed-Rate Certificates (Trust 1B)
                  ---------------------------------------------

Approximate Face Amount:          $[61,500,000]

Trust 1B Collateral Pool: Fixed-rate, closed end, monthly pay, generally fully amortizing, residential home equity loans (the "Home Equity Loans") secured by first or second lien mortgages or deeds of trust on residential one-to four- family properties.

Statistical Calculation Date
Trust 1B Collateral Balance:      $[38,949,571.27]

Expected Trust 1B Collateral
Delivery on Settlement Date:      Approximately $[46,000,000]

Approx. Trust 1B Prefunded Amt:   $[15,500,000]

Average Life to 5% Call Date:     [4.71] years

Average Life to Maturity:         [4.88] years

Coupon:                           [TBD]%(+50bps after optional termination date)

Price:                            TBD

Yield (CBE):                      TBD

Spread:                           TBD

Exp. 1st Prin. Payment:           [04/15/97]

Exp. Maturity to 5% Call Date:    [05/15/09]
 (at pricing speed)

Expected Maturity:                [05/15/27]
 (at pricing speed)

Stated Maturity:                  [05/15/27]

Expected Rating:                  AAA/Aaa

Settlement Date:                  March [26], 1997

Dated Date:                       March 1, 1997

Pricing Prepayment Assumption:    [17]% HEP
                                  **Actual prepayments may vary**

Coupon Day Count:                 30/360

Interest Accrual Period:          Interest on the Class A-2 Certificates will
                                  accrue from the first day of the preceding month until the 30th day of the preceding month.

Payment Delay:                    14 days

Payment Terms:                    Monthly

Trust 1B Servicing Fee:           1.00% per annum.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $38,500,000.00                                                                  DATED DATE: 03/26/97
  CURRENT COUPON:  TBA%                                    life71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $38,500,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 03/26/97

                        ASSUMED CONSTANT LIBOR-1M 5.5000
                          *** ALL TABLES TO 5% CALL ***
           PRICING SPEED
      ARM GR (CPR) 25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      34.00%
      FIX GR (HEP) 17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%
     PRICE
     99-24        29.742      26.810      27.656      28.825      30.696      32.041      32.745
     99-24+       29.194      26.446      27.239      28.335      30.089      31.349      32.009
     99-25        28.647      26.082      26.822      27.845      29.482      30.658      31.274
     99-25+       28.099      25.718      26.406      27.355      28.875      29.966      30.539
     99-26        27.552      25.355      25.989      26.865      28.268      29.275      29.803
     99-26+       27.005      24.991      25.573      26.376      27.661      28.585      29.069
     99-27        26.459      24.628      25.156      25.886      27.055      27.894      28.334
     99-27+       25.912      24.265      24.740      25.397      26.448      27.204      27.600
     99-28        25.366      23.902      24.324      24.908      25.842      26.514      26.865
     99-28+       24.819      23.538      23.908      24.419      25.236      25.824      26.131
     99-29        24.273      23.176      23.492      23.930      24.631      25.134      25.398
     99-29+       23.727      22.813      23.077      23.441      24.025      24.444      24.664
     99-30        23.181      22.450      22.661      22.953      23.420      23.755      23.931
     99-30+       22.636      22.087      22.246      22.464      22.814      23.066      23.198
     99-31        22.090      21.725      21.830      21.976      22.209      22.377      22.465
     99-31+       21.545      21.362      21.415      21.488      21.605      21.688      21.732
    100-00        21.000      21.000      21.000      21.000      21.000      21.000      21.000
    100-00+       20.455      20.638      20.585      20.512      20.396      20.312      20.268
    100-01        19.910      20.276      20.170      20.024      19.791      19.624      19.536
    100-01+       19.366      19.914      19.755      19.537      19.187      18.936      18.804
    100-02        18.821      19.552      19.341      19.050      18.583      18.248      18.073
    100-02+       18.277      19.190      18.926      18.562      17.980      17.561      17.341
    100-03        17.733      18.828      18.512      18.075      17.376      16.874      16.610
    100-03+       17.189      18.467      18.098      17.588      16.773      16.187      15.880
    100-04        16.645      18.105      17.683      17.101      16.169      15.500      15.149
    100-04+       16.101      17.744      17.269      16.615      15.566      14.813      14.419
    100-05        15.558      17.382      16.855      16.128      14.964      14.127      13.689
    100-05+       15.014      17.021      16.442      15.642      14.361      13.441      12.959
    100-06        14.471      16.660      16.028      15.155      13.759      12.755      12.229
    100-06+       13.928      16.299      15.614      14.669      13.156      12.069      11.500
    100-07        13.385      15.938      15.201      14.183      12.554      11.384      10.770
    100-07+       12.843      15.577      14.788      13.698      11.952      10.698      10.041

First Payment      0.053       0.053       0.053       0.053       0.053       0.053       0.053
Average Life       3.337       5.413       4.592       3.794       2.963       2.557       2.385
Last Payment      12.136      14.386      13.386      12.553      11.886      11.636      11.553
Mod.Dur. @ 100-00  2.755       4.147       3.619       3.078       2.484       2.181       2.050
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1


AVAILABLE FUNDS CAP
===================
05/97   8.010
06/97   8.010         Available Funds Cap = Weighted Average Loan Rate for the
07/97   8.216         Adjustable Rate Group less 85 bps fees, less normal
08/97   8.216         servicing of 100 bps (65 for year 1).
09/97   8.216
10/97   8.472
11/97   8.738
12/97   8.738
01/98   9.200
02/98   9.200
03/98   9.384
04/98   9.214
05/98   9.214
06/98   9.258
07/98   9.380
08/98   9.380
09/98   9.380
10/98   9.380
11/98   9.396
12/98   9.396
01/99   9.470
02/99   9.470
03/99   9.470
04/99   9.470
05/99   9.470
06/99   9.470
07/99   9.470
08/99   9.470
09/99   9.471
10/99   9.471
11/99   9.471
12/99   9.471
01/00   9.603
02/00   9.603
03/00   9.603
04/00   9.603
05/00   9.603
06/00   9.603
07/00   9.639
08/00   9.639 and thereafter




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $61,500,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  TBA%                                    life71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $61,500,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/26/97

                                                      PREPAYMENT SPEED
                                              ***  ALL TABLES TO 5% CALL  ***
           PRICING SPEED
      ARM GR (CPR) 25.00%      25.00%      25.00%      25.00%      25.00%      25.00%      25.00%
      FIX GR (HEP) 17.00%      10.00%      13.00%      15.00%      20.00%      25.00%      30.00%
     PRICE
     99-24         7.499       7.502       7.501       7.500       7.498       7.496       7.494
     99-24+        7.495       7.498       7.497       7.496       7.493       7.490       7.488
     99-25         7.490       7.495       7.493       7.492       7.488       7.485       7.481
     99-25+        7.486       7.492       7.489       7.488       7.483       7.479       7.475
     99-26         7.482       7.488       7.485       7.484       7.479       7.474       7.468
     99-26+        7.477       7.485       7.482       7.479       7.474       7.468       7.462
     99-27         7.473       7.482       7.478       7.475       7.469       7.462       7.456
     99-27+        7.468       7.478       7.474       7.471       7.464       7.457       7.449
     99-28         7.464       7.475       7.470       7.467       7.459       7.451       7.443
     99-28+        7.460       7.471       7.467       7.463       7.454       7.445       7.436
     99-29         7.455       7.468       7.463       7.459       7.450       7.440       7.430
     99-29+        7.451       7.465       7.459       7.455       7.445       7.434       7.423
     99-30         7.447       7.461       7.455       7.451       7.440       7.429       7.417
     99-30+        7.442       7.458       7.451       7.447       7.435       7.423       7.411
     99-31         7.438       7.455       7.448       7.443       7.430       7.417       7.404
     99-31+        7.433       7.451       7.444       7.439       7.425       7.412       7.398
    100-00         7.429       7.448       7.440       7.435       7.421       7.406       7.391
    100-00+        7.425       7.445       7.436       7.431       7.416       7.400       7.385
    100-01         7.420       7.441       7.433       7.427       7.411       7.395       7.379
    100-01+        7.416       7.438       7.429       7.422       7.406       7.389       7.372
    100-02         7.412       7.435       7.425       7.418       7.401       7.384       7.366
    100-02+        7.407       7.431       7.421       7.414       7.396       7.378       7.359
    100-03         7.403       7.428       7.417       7.410       7.392       7.372       7.353
    100-03+        7.398       7.425       7.414       7.406       7.387       7.367       7.347
    100-04         7.394       7.421       7.410       7.402       7.382       7.361       7.340
    100-04+        7.390       7.418       7.406       7.398       7.377       7.356       7.334
    100-05         7.385       7.415       7.402       7.394       7.372       7.350       7.327
    100-05+        7.381       7.411       7.399       7.390       7.367       7.344       7.321
    100-06         7.377       7.408       7.395       7.386       7.363       7.339       7.315
    100-06+        7.372       7.405       7.391       7.382       7.358       7.333       7.308
    100-07         7.368       7.401       7.387       7.378       7.353       7.328       7.302
    100-07+        7.364       7.398       7.384       7.374       7.348       7.322       7.295

First Payment      0.053       0.053       0.053       0.053       0.053       0.053       0.053
Average Life       4.710       6.637       5.685       5.158       4.153       3.457       2.951
Last Payment      12.136      14.886      13.719      12.886      11.136       9.886       8.969
Mod.Dur. @ 100-00  3.555       4.644       4.119       3.819       3.216       2.768       2.425
Accrued Interest   0.514       0.514       0.514       0.514       0.514       0.514       0.514

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

-------------------------------------------------------------------------------
     -  LIFE SAVINGS
     -  Cut Off Date of Tape is  2/28/97
     -  Trust 1997-1A ARM COLLATERAL
     -    $32,047,551.27
------------------------------------------------------------------------------
Number of Mortgage Loans:                                     271
Aggregate Unpaid Principal Balance:                $32,047,551.27
Aggregate Original Principal Balance:              $32,097,250.73
-------------------------------------------------------------------------------
Weighted Average Coupon (Gross):                           9.500%
Gross Coupon Range:                             7.500% -  13.418%
Weighted Average Margin (Gross):                           5.770%
Gross Margin Range:                             2.000% -   9.600%
Weighted Average Life Cap (Gross):                        15.657%
Gross Life Cap Range:                          10.000% -  19.700%
------------------------------------------------------------------------------
Average Unpaid Principal Balance:                     $118,256.65
Average Original Principal Balance:                   $118,440.04
Maximum Unpaid Principal Balance:                     $647,790.05
Minimum Unpaid Principal Balance:                      $13,928.56
Maximum Original Principal Balance:                   $650,000.00
Minimum Original Principal Balance:                    $13,950.00
Weighted Avg. Stated Rem. Term (PTD to Mat Date):         357.437
Stated Rem Term Range:                         166.000 -  360.000
Weighted Average Age (First Pay thru Paid Thru):            2.271
Age Range:                                       0.000 -   17.000
Weighted Average Original Term:                           359.708
Original Term Range:                           180.000 -  360.000
Weighted Average Original LTV:                             73.421
Original LTV Range:                            19.060% -  90.000%
Weighted Average Periodic Interest Cap:                    1.618%
Periodic Interest Cap Range:                    1.000% -   2.000%
Weighted Average Months to Interest Roll:                  10.622  * calculated
                                                                     from 3/97
                                                                     to next
                                                                     rolldate
Months to Interest Roll Range:                           1 -   36
Weighted Average Interest Roll Frequency:                   8.819
Interest Frequency Range:                                6 -   12
-----------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                  Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                         7                 636,021.59         1.98
AZ                         1                 174,193.76         0.54
CA                        60               9,303,824.76        29.03
CO                        18               2,238,708.78         6.99
DC                         2                 183,408.07         0.57
FL                        11               1,129,074.01         3.52
GA                         2                  92,689.79         0.29
HI                         8               1,499,180.04         4.68
ID                         4                 259,155.11         0.81
IL                        14               1,897,807.77         5.92
IN                        18                 849,001.22         2.65
MD                        14               1,862,877.65         5.81
MI                         6                 578,510.75         1.81
MO                         1                  23,908.43         0.07
MT                         1                  55,000.00         0.17
NC                         5                 476,947.48         1.49
NJ                         3                 399,546.11         1.25
NM                         1                 165,000.00         0.51
NV                         1                  64,200.00         0.20
NY                         3                 356,943.30         1.11
OH                         1                 370,475.40         1.16
OR                         6                 535,512.25         1.67
PA                         5                 421,940.55         1.32
SC                         1                  42,690.95         0.13
TX                         8                 592,173.36         1.85
UT                        48               6,195,483.26        19.33
VA                         4                 302,637.91         0.94
VT                         7                 455,388.06         1.42
WA                         9                 761,283.58         2.38
WY                         2                 123,967.33         0.39
--------------------------------------------------------------------------
Total...............     271            $ 32,047,551.27       100.00%
==========================================================================


                         LOAN-TO-VALUE RATIOS


                                  Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
        Loan-To-Value        Mortgage       Principal        Principal
            Ratio              Loans         Balance          Balance

 15.000 * LTV*=  20.000            1            17,155.00       0.05
 30.000 * LTV*=  35.000            1            66,000.00       0.21
 35.000 * LTV*=  40.000            2           138,001.81       0.43
 40.000 * LTV*=  45.000            2           107,983.07       0.34
 45.000 * LTV*=  50.000            8         1,662,126.46       5.19
 50.000 * LTV*=  55.000           15         1,630,162.38       5.09
 55.000 * LTV*=  60.000           25         2,172,559.86       6.78
 60.000 * LTV*=  65.000           33         3,533,345.85      11.03
 65.000 * LTV*=  70.000           39         5,551,656.08      17.32
 70.000 * LTV*=  75.000           42         4,348,353.13      13.57
 75.000 * LTV*=  80.000           22         2,338,687.22       7.30
 80.000 * LTV*=  85.000           16         2,304,775.01       7.19
 85.000 * LTV*=  90.000           65         8,176,745.40      25.51
--------------------------------------------------------------------------
Total....................        271      $ 32,047,551.27     100.00%
==========================================================================
*= LESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 7.00% * Gross Coupon *=  7.50%          1           56,000.00       0.17
 7.75% * Gross Coupon *=  8.00%         12        2,177,324.61       6.79
 8.00% * Gross Coupon *=  8.25%         12        2,120,542.02       6.62
 8.25% * Gross Coupon *=  8.50%         15        1,788,012.47       5.58
 8.50% * Gross Coupon *=  8.75%         28        3,990,162.40      12.45
 8.75% * Gross Coupon *=  9.00%         25        3,740,002.37      11.67
 9.00% * Gross Coupon *=  9.25%         15        2,036,051.66       6.35
 9.25% * Gross Coupon *=  9.50%         19        2,125,221.63       6.63
 9.50% * Gross Coupon *=  9.75%         23        3,014,975.41       9.41
 9.75% * Gross Coupon *= 10.00%         25        2,374,809.81       7.41
10.00% * Gross Coupon *= 10.25%         15        1,171,129.60       3.65
10.25% * Gross Coupon *= 10.50%         20        1,851,005.55       5.78
10.50% * Gross Coupon *= 10.75%         14        1,475,496.34       4.60
10.75% * Gross Coupon *= 11.00%         12        1,226,963.06       3.83
11.00% * Gross Coupon *= 11.25%          5          297,153.75       0.93
11.25% * Gross Coupon *= 11.50%          6          673,924.89       2.10
11.50% * Gross Coupon *= 11.75%          5          637,204.37       1.99
11.75% * Gross Coupon *= 12.00%          4          276,688.18       0.86
12.00% * Gross Coupon *= 12.25%          3          159,994.52       0.50
12.50% * Gross Coupon *= 12.75%          3          343,648.48       1.07
12.75% * Gross Coupon *= 13.00%          3          282,152.49       0.88
13.00% * Gross Coupon *= 13.25%          1           63,941.73       0.20
13.25% * Gross Coupon *= 13.50%          5          165,145.93       0.52
----------------------------------------------------------------------------
Total..........                        271     $ 32,047,551.27     100.00%
============================================================================
*=LESS THAN


                     REMAINING MONTHS TO STATED MATURITY

                                  Percentage of
                                      Aggregate          Cut-Off Date
                  Number of            Unpaid              Aggregate
Number of         Mortgage            Principal            Principal
 Months             Loans              Balance              Balance

   166                  1                 51,899.71           0.16
   343                  4                552,638.86           1.72
   344                  3                488,988.00           1.53
   345                  1                 92,837.58           0.29
   347                  1                 39,756.78           0.12
   350                  5                159,810.50           0.50
   353                  3                296,332.56           0.92
   354                  1                104,217.04           0.33
   355                  7              1,354,468.62           4.23
   356                 24              2,900,644.31           9.05
   357                 30              3,629,099.52          11.32
   358                 59              6,632,467.90          20.70
   359                 47              6,108,459.89          19.06
   360                 85              9,635,930.00          30.07
-------------------------------------------------------------------
Total............     271           $ 32,047,551.27         100.00%
===================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

Balance *= 25,000                      4            77,741.99       0.24
 25,000 * Balance *= 50,000           35         1,343,401.80       4.19
 50,000 * Balance *= 75,000           53         3,353,166.81      10.46
 75,000 * Balance *= 100,000          48         4,285,028.63      13.37
100,000 * Balance *= 150,000          71         8,679,923.06      27.08
150,000 * Balance *= 200,000          31         5,406,204.86      16.87
200,000 * Balance *= 250,000          13         2,958,639.22       9.23
250,000 * Balance *= 300,000           6         1,721,113.11       5.37
300,000 * Balance *= 350,000           4         1,300,669.07       4.06
350,000 * Balance *= 400,000           1           370,475.40       1.16
400,000 * Balance *= 450,000           1           425,000.00       1.33
450,000 * Balance *= 500,000           2           954,408.51       2.98
500,000 * Balance *= 550,000           1           523,988.76       1.64
600,000 * Balance *= 650,000           1           647,790.05       2.02
--------------------------------------------------------------------------
Total....................            271      $ 32,047,551.27     100.00%
==========================================================================
*=LESS THAN

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                  Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       232    28,489,016.97          88.90
Non Owner Occ.                    39     3,558,534.30          11.10
--------------------------------------------------------------------------
Total..................          271  $ 32,047,551.27         100.00%
==========================================================================



                             MORTGAGED PROPERTIES


                                  Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    236        28,104,912.65      87.70
PUD                                8         1,089,625.92       3.40
Condominiums                       9           910,353.95       2.84
Apartment 2-4 Units               18         1,942,658.75       6.06
--------------------------------------------------------------------------
Total...............             271      $ 32,047,551.27     100.00%
==========================================================================


                                 AGE OF LOAN

                                  PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0              85       9,635,930.00          30.07%
  0 * Age *=  12             176      21,185,500.34          66.11%
 12 * Age *=  24              10       1,226,120.93           3.83%
-------------------------------------------------------------------
Total............          271    32,047,551.27             100.00%
===================================================================
*=LESS THAN


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

                             DISTRIBUTION OF MARGINS

                                  Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 1.5 * Margin *=  2.0            1         146,058.47           0.46
 2.5 * Margin *=  3.0            1          79,916.72           0.25
 3.0 * Margin *=  3.5            3         292,574.37           0.91
 3.5 * Margin *=  4.0            4       1,040,140.05           3.25
 4.0 * Margin *=  4.5           17       2,660,576.52           8.30
 4.5 * Margin *=  5.0           42       5,947,413.19          18.56
 5.0 * Margin *=  5.5           40       4,349,516.00          13.57
 5.5 * Margin *=  6.0           57       6,180,770.58          19.29
 6.0 * Margin *=  6.5           33       3,050,144.67           9.52
 6.5 * Margin *=  7.0           30       3,865,459.42          12.06
 7.0 * Margin *=  7.5           15       1,981,454.75           6.18
 7.5 * Margin *=  8.0           16       1,425,776.86           4.45
 8.0 * Margin *=  8.5            8         584,260.96           1.82
 8.5 * Margin *=  9.0            2         104,720.78           0.33
 9.0 * Margin *=  9.5            1         285,784.86           0.89
 9.5 * Margin *= 10.0            1          52,983.07           0.17
--------------------------------------------------------------------------
Total.................         271    $ 32,047,551.27         100.00%
==========================================================================
*=LESS THAN

                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage     Principal          Principal
         Life Cap                   Loans       Balance            Balance

 9.500 * LIFE CAP *= 10.00              1       157,150.00           0.49
12.500 * LIFE CAP *= 13.00              1        46,750.00           0.15
13.500 * LIFE CAP *= 14.00              6     1,596,173.06           4.98
14.000 * LIFE CAP *= 14.50             17     2,133,760.84           6.66
14.500 * LIFE CAP *= 15.00             47     6,815,257.08          21.27
15.000 * LIFE CAP *= 15.50             35     4,165,169.11          13.00
15.500 * LIFE CAP *= 16.00             61     7,370,366.85          23.00
16.000 * LIFE CAP *= 16.50             40     4,095,425.56          12.78
16.500 * LIFE CAP *= 17.00             25     2,733,591.90           8.53
17.000 * LIFE CAP *= 17.50             11       895,002.00           2.79
17.500 * LIFE CAP *= 18.00              8       798,971.46           2.49
18.000 * LIFE CAP *= 18.50              4       173,923.08           0.54
18.500 * LIFE CAP *= 19.00              7       516,024.19           1.61
19.000 * LIFE CAP *= 19.50              6       229,087.66           0.71
19.500 * LIFE CAP *= 20.00              2       320,898.48           1.00
--------------------------------------------------------------------------
Total.................               271    $ 32,047,551.27     100.00%
==========================================================================
*=LESS THAN


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  Life Financial Services Trust 1997-1


                         NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   04/01/97             10      $1,012,070.42            03.16
   05/01/97              7      $1,235,357.26            03.85
   06/01/97             10      $1,287,551.82            04.02
   07/01/97             19      $1,911,958.63            05.97
   08/01/97             27      $3,335,001.32            10.41
   09/01/97             26      $3,727,399.12            11.63
   10/01/97             22      $2,762,546.01            08.62
   11/01/97             21      $2,048,579.22            06.39
   12/01/97             33      $3,843,471.75            11.99
   01/01/98             24      $2,764,206.53            08.63
   02/01/98             15      $2,386,996.42            07.45
   03/01/98             11      $1,178,650.00            03.68
   04/01/98              1         $39,000.00            00.12
   11/01/98              2        $200,889.31            00.63
   12/01/98              1         $64,960.49            00.20
   08/01/99              1         $98,245.03            00.31
   09/01/99              1        $123,986.36            00.39
   10/01/99              2        $207,621.68            00.65
   11/01/99              4        $613,913.45            01.92
   12/01/99             11      $1,237,760.30            03.86
   01/01/00              7        $682,869.32            02.13
   02/01/00             11        $825,466.83            02.58
   03/01/00              5        $459,050.00            01.43
--------------------------------------------------------------------------
Total........         271      $32,047,551.27         100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

-------------------------------------------------------------------------------

     -  LIFE SAVINGS
     -  Cut Off Date of Tape is  2/28/97
     -  Trust 1997-1B FIXED-RATE COLLATERAL
     -      $38,949,571.27
     -  Mortgage Summary Report
------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,082

Aggregate Unpaid Principal Balance:                $38,949,571.27
Aggregate Original Principal Balance:              $39,009,184.00

Weighted Average Gross Coupon:                            13.019%
Gross Coupon Range:                             7.000% -  16.750%
------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $35,997.76
Average Original Principal Balance:                    $36,052.85

Maximum Unpaid Principal Balance:                     $524,377.81
Minimum Unpaid Principal Balance:                       $8,193.16

Maximum Original Principal Balance:                   $525,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         224.673
Stated Rem Term Range:                          92.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       0.654
Age Range:                                       0.000 -  268.000

Weighted Average Original Term:                           225.328
Original Term Range:                           120.000 -  360.000

Weighted Average Combined LTV:                             98.578
Combined LTV Range:                            23.410% - 125.000%

------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                  Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                        59               1,969,712.06         5.06
AR                         2                  57,967.33         0.15
AZ                         1                  46,182.24         0.12
CA                       263               9,678,682.32        24.85
CO                        26                 922,170.86         2.37
DC                         2                  48,952.85         0.13
DE                         3                  82,771.41         0.21
FL                        46               1,331,583.65         3.42
GA                        18                 559,696.62         1.44
HI                        11                 969,299.99         2.49
ID                        19                 744,035.75         1.91
IL                        16                 596,676.06         1.53
IN                        11                 393,201.73         1.01
KS                         2                  59,977.64         0.15
KY                         5                 117,000.00         0.30
MA                         2                  64,873.16         0.17
MD                        66               2,355,326.48         6.05
MI                         6                 171,819.70         0.44
MN                         2                  85,350.07         0.22
MO                         5                 152,950.00         0.39
MS                         2                  38,848.66         0.10
MT                         3                 104,563.81         0.27
NC                       112               3,586,284.54         9.21
NJ                         1                  31,000.00         0.08
NM                         6                 236,096.91         0.61
NV                         6                 402,000.00         1.03
NY                         2                 176,300.00         0.45
OH                        18                 617,759.76         1.59
OK                        51               1,349,768.19         3.47
OR                        21                 908,659.30         2.33
PA                        44               1,329,471.52         3.41
RI                         1                  33,479.16         0.09
SC                        18                 516,499.92         1.33
TN                        17                 539,438.88         1.38
TX                         5                 426,613.06         1.10
UT                        64               2,782,543.38         7.14
VA                       110               3,595,315.16         9.23
WA                        29               1,590,123.72         4.08
WI                         1                  19,000.00         0.05
WY                         6                 257,575.38         0.66
--------------------------------------------------------------------------
Total...............    1082            $ 38,949,571.27       100.00%
==========================================================================

                        COMBINED LOAN-TO-VALUE RATIOS

                                  Percentage of
                                            Aggregate      Cut-Off Date
          Combined           Number of       Unpaid          Aggregate
        Loan-To-Value        Mortgage       Principal        Principal
            Ratio              Loans         Balance          Balance

 20.000 *Comb LTV*=  25.000        3            57,541.65       0.15
 30.000 *Comb LTV*=  35.000        1            60,000.00       0.15
 35.000 *Comb LTV*=  40.000        4           170,125.00       0.44
 40.000 *Comb LTV*=  45.000        5           230,538.98       0.59
 45.000 *Comb LTV*=  50.000        6           273,074.50       0.70
 50.000 *Comb LTV*=  55.000       10           399,810.03       1.03
 55.000 *Comb LTV*=  60.000       12           717,419.76       1.84
 60.000 *Comb LTV*=  65.000       17           788,167.47       2.02
 65.000 *Comb LTV*=  70.000       19         1,394,442.24       3.58
 70.000 *Comb LTV*=  75.000       27         2,700,163.40       6.93
 75.000 *Comb LTV*=  80.000       20           989,991.25       2.54
 80.000 *Comb LTV*=  85.000       15           431,251.46       1.11
 85.000 *Comb LTV*=  90.000       63         2,987,739.28       7.67
 90.000 *Comb LTV*=  95.000       67         1,955,342.17       5.02
 95.000 *Comb LTV*= 100.000      329         9,925,066.38      25.48
100.000 *Comb LTV*= 105.000       35         1,002,117.11       2.57
105.000 *Comb LTV*=  110.000      69         2,095,033.81       5.38
110.000 *Comb LTV*=  115.000      86         2,728,430.11       7.01
115.000 *Comb LTV*=  120.000      91         3,136,029.24       8.05
120.000 *Comb LTV*=  125.000     203         6,907,287.43      17.73
--------------------------------------------------------------------------
Total....................       1082      $ 38,949,571.27     100.00%
==========================================================================
*=LESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  Life Financial Services Trust 1997-1

                                 GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.50% * Gross Coupon *=  7.00%          1            8,193.16       0.02
 7.75% * Gross Coupon *=  8.00%          1           30,655.50       0.08
 8.50% * Gross Coupon *=  8.75%          2          557,577.81       1.43
 8.75% * Gross Coupon *=  9.00%          2          236,121.37       0.61
 9.00% * Gross Coupon *=  9.25%          2          389,625.00       1.00
 9.25% * Gross Coupon *=  9.50%          4          319,444.57       0.82
 9.50% * Gross Coupon *=  9.75%          4          329,972.52       0.85
 9.75% * Gross Coupon *= 10.00%         10          903,172.46       2.32
10.00% * Gross Coupon *= 10.25%          7          630,910.41       1.62
10.25% * Gross Coupon *= 10.50%         16        1,141,359.75       2.93
10.50% * Gross Coupon *= 10.75%         14          938,525.17       2.41
10.75% * Gross Coupon *= 11.00%         10          508,154.62       1.30
11.00% * Gross Coupon *= 11.25%         19          840,016.55       2.16
11.25% * Gross Coupon *= 11.50%         12          496,492.59       1.27
11.50% * Gross Coupon *= 11.75%         22          704,301.75       1.81
11.75% * Gross Coupon *= 12.00%         32        1,575,211.01       4.04
12.00% * Gross Coupon *= 12.25%         42        1,264,727.84       3.25
12.25% * Gross Coupon *= 12.50%         37        1,264,919.66       3.25
12.50% * Gross Coupon *= 12.75%         88        2,953,297.24       7.58
12.75% * Gross Coupon *= 13.00%         62        2,013,614.40       5.17
13.00% * Gross Coupon *= 13.25%         92        3,012,452.32       7.73
13.25% * Gross Coupon *= 13.50%         79        2,515,333.78       6.46
13.50% * Gross Coupon *= 13.75%         92        2,911,489.79       7.48
13.75% * Gross Coupon *= 14.00%         73        2,199,539.68       5.65
14.00% * Gross Coupon *= 14.25%         59        1,916,139.39       4.92
14.25% * Gross Coupon *= 14.50%         57        1,841,711.71       4.73
14.50% * Gross Coupon *= 14.75%         75        2,343,077.52       6.02
14.75% * Gross Coupon *= 15.00%         57        1,794,698.03       4.61
15.00% * Gross Coupon *= 15.25%         14          404,606.49       1.04
15.25% * Gross Coupon *= 15.50%         49        1,570,025.75       4.03
15.50% * Gross Coupon *= 15.75%         17          447,342.50       1.15
15.75% * Gross Coupon *= 16.00%         25          759,875.33       1.95
16.00% * Gross Coupon *= 16.25%          3           61,180.67       0.16
16.25% * Gross Coupon *= 16.50%          1           27,754.93       0.07
16.50% * Gross Coupon *= 16.75%          2           38,050.00       0.10
----------------------------------------------------------------------------
Total..........                       1082     $ 38,949,571.27     100.00%
============================================================================
*=LESS THAN
                     REMAINING MONTHS TO STATED MATURITY


                                  Percentage of
                                      Aggregate          Cut-Off Date
                  Number of            Unpaid              Aggregate
Number of         Mortgage            Principal            Principal
 Months             Loans              Balance              Balance

    92                  1                  8,193.16           0.02
   118                  1                 24,800.00           0.06
   123                  1                 30,655.50           0.08
   169                  1                 14,408.06           0.04
   170                  1                 24,348.49           0.06
   176                  4                160,621.28           0.41
   177                  8                259,826.58           0.67
   178                 33              1,399,142.41           3.59
   179                115              3,784,625.74           9.72
   180                458             14,828,271.73          38.07
   233                  1                 39,562.07           0.10
   235                  1                 17,911.78           0.05
   236                  1                 24,934.28           0.06
   237                  7                295,028.96           0.76
   238                 16                611,189.36           1.57
   239                 52              1,915,763.94           4.92
   240                274              9,042,485.04          23.22
   300                 56              2,017,675.00           5.18
   354                  1                 82,601.26           0.21
   355                  1                 56,015.83           0.14
   357                  2                 95,378.72           0.24
   358                  4                666,203.50           1.71
   359                  8                671,903.54           1.73
   360                 35              2,878,025.04           7.39
-------------------------------------------------------------------
Total............    1082           $ 38,949,571.27         100.00%
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

Balance *= 25,000                    337         7,100,448.84      18.23
 25,000 * Balance *= 50,000          643        22,832,139.23      58.62
 50,000 * Balance *= 75,000           62         3,681,281.24       9.45
 75,000 * Balance *= 100,000          15         1,334,767.01       3.43
100,000 * Balance *= 150,000          17         2,078,922.51       5.34
150,000 * Balance *= 200,000           5           854,259.63       2.19
200,000 * Balance *= 250,000           1           217,500.00       0.56
300,000 * Balance *= 350,000           1           325,875.00       0.84
500,000 * Balance *= 550,000           1           524,377.81       1.35
--------------------------------------------------------------------------
Total....................           1082      $ 38,949,571.27     100.00%
==========================================================================
*=LESS THAN


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                    No. of        Unpaid            Aggregate
LIENS                               Mort.        Principal          Principal
STAT                                Loans         Balance            Balance

  1   Owner Occ.                        85      6,907,733.36          17.74
  1   Non Owner Occ.                    15      1,043,109.42           2.68
  2   Owner Occ.                       974     30,744,147.33          78.93
  2   Non Owner Occ.                     8        254,581.16           0.65
--------------------------------------------------------------------------
Total..................               1082    $ 38,949,571.27     100.00%
==========================================================================


                             MORTGAGED PROPERTIES


                                  Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    967        34,956,637.05      89.75
PUD                               23           747,476.02       1.92
Condominiums                      78         2,382,850.37       6.12
Apartment 2-4 Units               14           862,607.83       2.21
--------------------------------------------------------------------------
Total...............            1082      $ 38,949,571.27     100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1997-1

                                 AGE OF LOAN

                                  PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0             823      28,766,456.81          73.86%
  0 * Age *=  12             257      10,144,265.80          26.04%
228 * Age *= 240               1          30,655.50           0.08%
264 * Age *= 276               1           8,193.16           0.02%
-------------------------------------------------------------------
Total............        1,082    38,949,571.27             100.00%
===================================================================

Life savings

*=LESS THAN


                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                  Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                1036    35,951,991.44          92.30
Partially Amortizing              46     2,997,579.83           7.70
--------------------------------------------------------------------------
Total..................         1082  $ 38,949,571.27         100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.